                                                                     EXHIBIT 4.1

                       [LOGO OF NAVIGATION TECHNOLOGIES]



INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
  THE STATE OF DELAWARE                            TO RIGHTS, PREFERENCES
                                             PRIVILEGES AND RESTRICTIONS IF ANY

This Certificates that                                         CUSIP 63934X 10 6




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $0.001 PER SHARE, OF


                      NAVIGATION TECHNOLOGIES CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ ILLEGIBLE         [LOGO OF NAVIGATION TECHNOLOGIES        /s/ ILLEGIBLE
    Secretary             CORPORATION INCORPORATED                President
                             DECEMBER 18, 1987
                                 DELAWARE]
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        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


        TEN COM - as tenants in common
        TEN ENT - as tenants by the entireties
        JT TEN - as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT -  _____________ Custodian _____________
                               (Cust)               (Minor)

                              under Uniform Gifts to Minors
                              Act ________________________________
                                         (State)

        UNIF TRF MIN ACT  -   _________ Custodian (until age______)

                              _____________ under Uniform Transfers
                                 (Minor)

                              to Minors Act ______________________
                                                   (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell ,assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________


                                        X _____________________________________

                                        X _____________________________________
                                          THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                              NOTICE:     WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By __________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.